                               POWER OF ATTORNEY
     Each person listed on Schedule A attached hereto (each, a "Reporting
Person") hereby constitutes and appoints Jonathan Biggs, with full power of substitution, as the Reporting Person's true and lawful attorney in fact to:

               (1) prepare, execute and file on behalf of such Reporting Person any and all reports, notices, communications and ther documents
               (including, but not limited to, reports on Schedule 13D, Schedule
               13G, Form 13-F, Form 3, Form 4 and Form 5) that such Reporting
               Person may be required to file with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities
               Act of 1933, as amended
               (together with the implementing regulations thereto, the "Act"), and the Securities Exchange Act of 1934, as amended
               (together with the implementing regulations thereto, the
               "Exchange Act"), (collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, the securities of Kayak Software Corporation (the "Company"),
               (whether directly or indirectly owned) by such Reporting Person;

               (2) do and perform any and all acts for and on behalf of such
               Reporting Person which may be necessary or desirable to complete and execute any such Reports, complete and execute any amendment or amendments thereto, and timely file such form with
               the SEC and any stock exchange or similar authority; and

              (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, such Reporting Person, it being understood that the documents executed by such attorney in fact on behalf of such Reporting
              Person pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

     Each Reporting Person hereby grants to such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such Reporting Person might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each Reporting Person acknowledges that the foregoing attorney in fact, in serving in such capacity at the request of such Reporting Person, is not assuming any of such Reporting Person's responsibilities to comply with
Section 16 of the Exchange Act.

              This Power of Attorney with respect to each Reporting Person shall remain in full force and effect until such Reporting Person is no longer required to file any Reports with respect to such Reporting Person's ownership of, or transactions in, the securities of the Company, unless earlier revoked in a signed writing delivered to the foregoing attorney in fact.

 IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of this 23rd day of May, 2012.

                     /s/ Kevin Comolli
                     -----------------
                     Kevin Comolli

                     /s/ Bruce Golden
                     ----------------
                     Bruce Golden

                     Accel London II L.P.

                     By:  Accel London II Associates L.P., its General Partner
                     By:  Accel London II Associates L.L.C., its General Partner

                     By: /s/ Jonathan Biggs
                     ----------------------
                     Attorney in Fact

                     Accel London II Associates L.P.

                     By: Accel London II Associates L.L.C., its General Partner

                     By: /s/ Jonathan Biggs
                     ----------------------
                     Attorney in Fact

                     Accel London Investors 2006 L.P.

                     By: Accel London II Associates L.L.C., its General Partner

                     By: /s/ Jonathan Biggs
                     ----------------------
                     Attorney in Fact

                     Accel London II Associates L.L.C.

                     By: /s/ Jonathan Biggs
                     ----------------------
                     Attorney in Fact

                                   Schedule A

                       Granting Entities and Individuals

Kevin Comolli
Bruce Golden
Accel London II L.P.
Accel London Investors 2006 L.P.
Accel London II Associates L.L.C.
Accel London II Associates L.P.